UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2015

EQUITABLE FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Maryland	001-37489	32-0467709
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

113 North Locust Street
Grand Island, Nebraska	68801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (308) 382-3136

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of Equitable Financial Corp. (the “Company”) recently completed a review of independent public accounting firms to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.  As a result of this review, and after careful deliberation, the Committee on September 15, 2015 approved the engagement of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016, subject to the completion of BKD, LLP’s standard client acceptance procedures.  This decision was confirmed by a vote of the Company’s Board of Directors on September 16, 2015, and the Company formally engaged BKD, LLP on September 25, 2015.  On September 25, 2015, in connection with the appointment of BKD, LLP, McGladrey LLP was dismissed as the Company’s independent registered public accounting firm.  McGladrey LLP audited the Company’s consolidated financial statements for the fiscal years ended June 30, 2015 and 2014.

The reports of McGladrey LLP on the consolidated financial statements of the Company for the fiscal years ended June 30, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended June 30, 2015 and 2014, and during the interim period from the end of the most recently completed fiscal year through the date of this Current Report on Form 8-K, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and McGladrey LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey LLP, would have caused McGladrey LLP to make reference to the subject matter of such disagreement in connection with its reports on the Company’s consolidated financial statements for such years.

During the fiscal years ended June 30, 2015 and 2014, and during the interim period from the end of the most recently completed fiscal year through the date of this Current Report on Form 8-K, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K ).

The Company provided McGladrey LLP with a copy of this Current Report on Form 8-K prior to the date it was filed with the Securities and Exchange Commission (“SEC”) and requested that McGladrey LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from McGladrey LLP, dated September [  ], 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended June 30, 2015 and 2014, and during the interim period from the end of the most recently completed fiscal year through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted BKD, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with McGladrey LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of McGladrey LLP, would have caused McGladrey LLP to make reference to the matter in their report, or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

16.1	Letter, dated October 1, 2015, from McGladrey LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE FINANCIAL CORP.

By:	/s/ Thomas E. Gdowski
Thomas E. Gdowski
President and CEO

Dated:  October 1, 2015